Exhibit 4.2

Execution Version

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

entered into by and among

BETA TECHNOLOGIES, INC.,

THE SERIES A INVESTORS NAMED ON SCHEDULE I HERETO,

THE SERIES A SISTER STOCK INVESTORS NAMED ON SCHEDULE II HERETO,

THE SERIES B INVESTORS NAMED ON SCHEDULE III HERETO,

THE SERIES C INVESTORS NAMED ON SCHEDULE IV HERETO,

THE SERIES C-1 INVESTORS NAMED ON SCHEDULE V HERETO

AND

THE CLARK INVESTORS NAMED ON SCHEDULE VI HERETO

September 26, 2025

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SCHEDULES
SCHEDULE I	Series A Investors
SCHEDULE II	Series A Sister Stock Investors
SCHEDULE III	Series B Investors
SCHEDULE IV	Series C Investors
SCHEDULE V	Series C-1 Investors
SCHEDULE VI	Clark Investors
SCHEDULE VII	Eligible Investors

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AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Agreement”) is being entered into as of September 26, 2025, by and among: (a) BETA Technologies, Inc., a Delaware corporation (the “Company”); (b) each of the investors listed on SCHEDULE I hereto, each of which is referred to in this Agreement as a “Series A Investor” and collectively as the “Series A Investors”; (c) each of the investors listed on SCHEDULE II hereto, each of which is referred to in this Agreement as a “Series A Sister Stock Investor” and collectively as the “Series A Sister Stock Investors”; (d) each of the investors listed on SCHEDULE III hereto, each of which is referred to in this Agreement as a “Series B Investor” and collectively as the “Series B Investors”; (e) each of the investors listed on SCHEDULE IV hereto, each of which is referred to in this Agreement as a “Series C Investor” and collectively as the “Series C Investors”); and (f) each of the investors listed on SCHEDULE V hereto, each of which is referred to in this Agreement as a “Series C-1 Investor” and collectively as the “Series C-1 Investors”); and (g) each of the investors listed on SCHEDULE VI hereto, each of which is referred to in this Agreement as a “Clark Investor” and, together with the Series A Investors, the Series A Sister Stock Investors, the Series B Investors, the Series C Investors and the Series C-1 Investors, the “Investors”. This Agreement amends, restates and supersedes that certain Amended and Restated Investors’ Rights Agreement among the Company, the Series A Investors, the Series A Sister Stock Investors the Series B Investors, and the Series C Investors dated as of August 11, 2025 (the “Prior Agreement”). The Company and the Investors are sometimes referred to herein individually as a “Party” and together as the “Parties”.

W I T N E S S E T H:

WHEREAS, the Company and the Series C-1 Investors are parties to that certain Series C-1 Preferred Stock Purchase Agreement, dated as of the date hereof (as it may be amended, supplemented or otherwise modified in accordance with its terms, the “Purchase Agreement”), pursuant to which, among other things, the Company shall issue, sell, assign, transfer, convey and deliver to such Series C-1 Investors, and such Series C-1 Investors shall purchase, acquire, accept and receive from the Company, the Series C-1 Preferred Stock; and

WHEREAS, in order to induce the Company to enter into the Purchase Agreement and to induce the Series C-1 Investors to purchase, acquire, accept and receive the Series C-1 Preferred Stock from the Company pursuant to the terms, and subject to the conditions, set forth in the Purchase Agreement, the undersigned Series A Investors, the Series A Sister Stock Investors, the Series B Investors and the Series C Investors constituting the holders of at least a majority of the Registrable Securities then outstanding, and the Company desire to amend and restate the Prior Agreement such that this Agreement shall govern certain rights of the Investors to: (a) cause the Company to register shares of Common Stock issuable to the Investors; (b) receive certain information from the Company; and (c) participate in certain future equity offerings by the Company.

NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

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ARTICLE I. DEFINITIONS.

For purposes of this Agreement all capitalized terms have the meaning set forth below, except as otherwise specifically provided herein:

“Affiliate” means, (i) with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person as of the date on which, or at any time during the period for which, the determination of affiliation is being made, and (ii) with respect to QIA and any other QIA Investors only, Qatar Investment Authority and legal entities which are majority-owned directly or indirectly by Qatar Investment Authority and are managed on a day to day basis by Qatar Investment Authority; provided, that, with respect to transfers by, or any other rights afforded to, a QIA Investor or any of its Affiliates, all references to “Affiliate” or “Affiliates” with respect to such QIA Investor shall mean (x) such QIA Investor and any individual, corporation, partnership, firm, joint venture, investment fund, association, trust, unincorporated association or organization, governmental body or other entity, which controls, is controlled by or is under common control with, such QIA Investor, and (y) government entities or instrumentalities of, or entities that are wholly-owned or controlled by, the State of Qatar, the Amiri Diwan of the State of Qatar or any entities that are wholly-owned or controlled by any one or more of the foregoing; provided, further, that, for the avoidance of doubt, the Company and its Representatives and Subsidiaries, on the one hand, shall not be deemed to be “Affiliates” of any Investor and its Representatives and Subsidiaries, on the other hand.

“Board” means the board of directors of the Company.

“Business Day” means any day other than a Friday, a Saturday, a Sunday or another day on which national banking associations in the State of New York or Doha, the State of Qatar are required or authorized to be closed.

“Chosen Court” means the Court of Chancery of the State of Delaware, or if such court finds it lacks subject matter jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Division); provided, that if subject matter jurisdiction over the matter that is the subject of the applicable Proceeding is vested exclusively in the U.S. federal courts, such Proceeding shall be heard in the U.S. District Court for the District of Delaware.

“Clark Investors” means that group consisting of (i) Mr. Kyle Clark, (ii) Kyle Clark’s spouse, lineal descendants (whether by blood or adoption) and heirs (whether by will or intestacy), (iii) any trust, family partnership or family limited liability company, the beneficiaries, partners or members of which include Kyle Clark, Kyle Clark’s spouse or Kyle Clark’s lineal descendants (whether by blood or adoption) and heirs (whether by will or intestacy) and (iv) funds or partnerships managed or otherwise controlled by any person listed in clause (i) through (iii) (each of the above, a “Clark Investor”). The Parties acknowledge that Kyle Clark is the authorized representative of the Clark Investors for all purposes under this Agreement.

“Common Stock” means shares of the Company’s common stock (as may be adjusted from time to time for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof), par value $0.0001 per share.

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“Company Competitor” means any company engaged in development, manufacturing or sale of: aircraft systems; electric aviation; aviation vehicles, systems or charging infrastructure; flight simulation or training; services relating to any of the foregoing; or any other products or services that compete with the products or services provided by the Company or its Subsidiaries as of any time of determination; provided, that, with respect to QIA and any other QIA Investor, Advanced Integration Technology (“AIT”) shall not be deemed a Company Competitor, and that none of the QIA Investors or their respective Affiliates shall be deemed a Company Competitor as a result of their interest in or control of AIT.

“Contract” means any legally binding agreement, lease, license, contract, note, mortgage, indenture, arrangement or other similar obligation.

“control” and the correlative meanings of the terms “controlled by” and “under common control with,” as used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by Contract or otherwise.

“DCSA” means the United States Defense Counterintelligence and Security Agency of the United States Department of Defense, or any successor thereto.

“Derivative Securities” means any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), Common Stock, including options and warrants.

“Direct Listing” means either (a) the initial listing of the Company’s existing capital stock on a national securities exchange by means of an effective registration statement under the Securities Act that registers the existing Common Stock (including the shares of Common Stock issuable upon conversion of the Preferred Stock) for resale; or (b) the consummation of a SPAC Transaction (as defined in the Fifth A&R Company Charter), provided that immediately following the consummation of such SPAC Transaction, the common stock of the SPAC (as defined in the Fifth A&R Company Charter) issued to the holders of Preferred Stock (or the Common Stock issuable upon conversion thereof) as a result of such SPAC Transaction is listed for trading on a national securities exchange.

“DPA” means Section 721 of the Defense Production Act, as amended, and all rules and regulations promulgated thereunder.

“DPA Triggering Rights” means (a) “control” (as defined in the DPA); (b) access to any “material non-public technical information” (as defined in the DPA) in the possession of the Company; (c) membership or observer rights on the Board or equivalent governing body of the Company or the right to nominate an individual to a position on the Board or equivalent governing body of the Company; (d) any involvement, other than through the voting of shares, in substantive decision-making of the Company regarding (i) the use, development, acquisition or release of any Company “critical technology” (as defined in the DPA); (ii) the use, development, acquisition, safekeeping, or release of “sensitive personal data” (as defined in the DPA) of U.S. citizens maintained or collected by the Company, or (iii) the management, operation, manufacture, or supply of “covered investment critical infrastructure” (as defined in the DPA).

“Eligible Investor” means each Major Investor (excluding the Clark Investors) and each Investor collectively set forth on SCHEDULE VII hereto, which schedule may be updated as applicable for Additional Closings or Extended Closings (as each term is defined in the Series C Purchase Agreement), closings pursuant to any other purchase agreement entered into pursuant to Section 1.3 of the Series C Purchase Agreement, or Additional Closings (as defined in the Purchase Agreement).

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“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Registration” means (a) a registration relating to the sale or grant of securities to employees of the Company or a Subsidiary pursuant to a stock option, stock purchase, equity incentive or similar plan, (b) a registration relating to an SEC Rule 145 transaction, (c) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (d) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

“Fidelity” means Fidelity Management & Research Company LLC and any successor or affiliated registered investment advisor.

“Fidelity Investors” means the Investors that are advisory or sub-advisory clients of Fidelity.

“Foreign Person” means either (a) a Person or government that is a “foreign person” within the meaning of the DPA or (b) a Person through whose investment a “foreign person” within the meaning of the DPA would obtain any DPA Triggering Rights.

“Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

“Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits forward incorporation of substantial information by reference to other documents filed by the Company with the SEC.

“Fifth A&R Company Charter” means the Company’s Fifth Amended and Restated Certificate of Incorporation, dated as of or around the date hereof and filed with the Secretary of State of the State of Delaware, as amended and/or restated from time to time in accordance with its terms.

“GAAP” means United States generally accepted accounting principles.

“GE” means General Electric Company, operating as GE Aerospace.

“GE Investors” means GE and its Affiliates.

“Governmental Authority” means any federal, state, local or foreign government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal or judicial or arbitral body, in each case of competent jurisdiction.

“Holder” means any holder of Registrable Securities who is a party to this Agreement.

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“Immediate Family Member” means, with respect to any Person, such Person’s (a) spouse, including any life partner or similar statutorily-recognized domestic partner, or (b) child, grandchild, parent, grandparent or sibling or any spouse, including any life partner or similar statutorily-recognized domestic partner of any individual described in this clause (b), including relationships by blood, marriage or domestic partnership, or adoption.

“Initiating Holders” means, collectively, Holders who properly initiate a registration request pursuant to this Agreement.

“IPO” means the consummation of the sale of shares of Common Stock in the Company’s first firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act.

“Laws” means all applicable federal, state, local and foreign laws, statutes, ordinances and common law, and all rules, regulations, agency requirements, licenses and permits of any Governmental Authority and all applicable Orders.

“Major Investors” means (a) each Fidelity Investor for so long as it holds Registrable Securities, (b) each TPG Investor for so long as it holds Registrable Securities, (c) each QIA Investor, and any additional Investor, other than a QIA Investor, that, individually or together with such Investor’s Affiliates, acquires at least 436,796 shares of Series C Preferred Stock (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof) pursuant to the Series C Purchase Agreement, for so long as such Investor holds Registrable Securities, (d) each GE Investor and any additional Investor, other than a GE Investor, that, individually or together with such Investor’s Affiliates, acquires at least 436,796 shares of Series C-1 Preferred Stock (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof) pursuant to the Purchase Agreement, for so long as such Investor holds Registrable Securities, and (e) each Clark Investor for so long as it holds Registrable Securities (except for purposes of ARTICLE III (Information Rights) where the Clark Investors will not be deemed a “Major Investor”).

“New Securities” means, collectively, equity securities of the Company, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities.

“NISPOM Rule” means the National Industrial Security Program Operating Manual Rule administered by DCSA as set forth in 32 C.F.R. § 117.

“Order” means any writ, judgment, decree, injunction or similar order of any Governmental Authority (in each case whether preliminary or final).

“Person” means any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Authority or other entity of any kind or nature.

“Proceeding” means any action, cause of action, claim, demand, litigation, suit, investigation by a Governmental Authority, review, grievance, citation, summons, subpoena, inquiry, audit, hearing, originating application to a tribunal, arbitration or other similar proceeding of any nature, civil, criminal, regulatory, administrative or otherwise, whether in equity or at law, in contract, in tort or otherwise.

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“QIA” means QIA Industrials Holding LLC.

“QIA Investors” means QIA and its Affiliates.

“Registrable Securities” means (a) the Common Stock issuable or issued upon conversion of the Series C-1 Preferred Stock, Series C Preferred Stock, the Series B Preferred Stock, the Series A Preferred Stock, the Series A Sister Stock, or the Super Voting Stock, (b) any Common Stock, or any Common Stock issued or issuable (directly or indirectly) upon conversion and/or exercise of any other securities of the Company, acquired by the Investors after the date hereof and (c) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clauses (a) and (b) above; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Section 6.1, and excluding for purposes of ARTICLE II any shares for which registration rights have terminated pursuant to Section 2.11 of this Agreement.

“Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities that are Registrable Securities.

“Representative” means, with respect to any Person, any director, principal, partner, manager, member (if such Person is a member-managed limited liability company or similar entity), employee (including any officer), consultant, investment banker, financial advisor, legal counsel, attorney-in-fact, accountant or other advisor, agent or other representative of such Person, in each case acting in their capacity as such.

“Restricted Securities” means the securities of the Company required to be notated with the legend set forth in Section 5.3.

“SEC” means the Securities and Exchange Commission.

“SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

“SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and expenses (including fees and disbursements of counsel) of any Holder in connection with a registration hereunder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Section 2.6.

“Series A Preferred Stock” means the shares of the Company’s Series A Preferred Stock, par value $0.0001 per share.

“Series A Sister Stock” means the Series A-1 Preferred Stock, the Series A-2 Preferred Stock and the Series A-3 Preferred Stock.

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“Series A-1 Preferred Stock” means the shares of the Company’s Series A-1 Preferred Stock, par value $0.0001 per share.

“Series A-2 Preferred Stock” means the shares of the Company’s Series A-2 Preferred Stock, par value $0.0001 per share.

“Series A-3 Preferred Stock” means the shares of the Company’s Series A-3 Preferred Stock, par value $0.0001 per share.

“Series B Preferred Stock” means the shares of the Company’s Series B Preferred Stock, par value $0.0001 per share.

“Series C Preferred Stock” means the shares of the Company’s Series C Preferred Stock, par value $0.0001 per share.

“Series C Purchase Agreement” means that certain Stock Purchase Agreement by and among the Company and the other parties thereto dated as of July 18, 2024 as subsequently amended on August 14, 2025.

“Series C-1 Preferred Stock” means the shares of the Company’s Series C-1 Preferred Stock, par value $0.0001 per share.

“Subsidiary” means, with respect to any Person, any other Person of which at least a majority of (a) the securities or ownership interests of such other Person having by their terms ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions or (b) the equity or ownership interests of such other Person, in each case is directly or indirectly owned or controlled by such first Person and/or by one or more of its Subsidiaries.

“Super Voting Stock” means shares of the Company’s Super Voting Common Stock, par value $0.0001 per share.

“TPG” means TPG Global LLC and any successor or affiliated registered investment advisor.

“TPG Investors” means the Investors that are advisory or sub-advisory clients, managed funds or managed accounts of TPG.

ARTICLE II. REGISTRATION RIGHTS.

Section 2.1 Demand Registration.

(a) Form S-1 Demand. If at any time after six (6) months after the earlier of (x) the effective date of the registration statement for an IPO or (y) consummation of a Direct Listing, the Company receives a request from Holders of at least thirty percent (30%) of the Registrable Securities then outstanding that the Company file a Form S-1 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price of at least $200 million, then the Company shall: (i) within ten (10) days after the date such request is given, give written notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (ii) as soon as reasonably practicable, and in any event within sixty (60) days after the date such request is given by the Initiating Holders, file a Form S-1 registration

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statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Section 2.1(c)(i) and Section 2.3; provided, however, that this right to request the filing of a Form S-1 registration statement shall in no event be made available to any Holder that is a Foreign Person.

(b) Form S-3 Demand and Block Trades. If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from (i) Holders of at least thirty percent (30%) of the Registrable Securities then outstanding that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price, net of Selling Expenses, of at least $50 million, or (ii) any Major Investor that the Company file a Form S-3 registration statement with respect to all (but not less than all) outstanding Registrable Securities of such Major Investor and its Affiliates, then, in each case, the Company shall (A) within ten (10) days after the date such request is given, give a Demand Notice to all Holders other than the Initiating Holders; and (B) as soon as reasonably practicable, and in any event within forty-five (45) days after the date such request is given by the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Section 2.1(c)(i) and Section 2.3. Notwithstanding the foregoing, at any time and from time to time when a Form S-3 registration statement with respect to outstanding Registrable Securities is on file with the SEC and is effective, if a Holder wishes to engage in an underwritten or other coordinated registered offering not involving a “roadshow,” an offer commonly known as a “block trade” which does not require a new registration statement for the Registrable Securities (a “Block Trade”), then notwithstanding the time periods provided for above in this Section 2.1(b), such Holder need only to notify the Company of the Block Trade at least fifteen (15) days prior to the day such offering is to commence and the Company shall use commercially reasonable efforts to facilitate such Block Trade beginning as of the date requested by the Holder; provided that such Holder(s) wishing to engage in the Block Trade shall use commercially reasonable efforts to work with the Company and any underwriters prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the Block Trade.

(c) Limitations on Demand Registrations.

(i) Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Section 2.1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Board it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (A) materially interfere or be materially adverse to any pending negotiation or plan of the Company to effect a merger, acquisition, disposition, financing, reorganization, recapitalization or other similar transaction involving the Company; (B) require disclosure of material information the disclosure of which

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would have a material adverse impact on the business and operations of the Company if not preserved as confidential; or (C) render the Company unable to comply with the requirements under the Securities Act, Exchange Act or other applicable Law (including the rules of a national securities exchange), then the Company shall have the right to defer taking action with respect to such filing; provided, however, that the Company may not invoke this right more than twice in any twelve (12) month period.

(ii) The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(a): (A) during the period that is sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a Company-initiated registration; provided, that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; (B) after the Company has effected one (1) registration pursuant to Section 2.1(a); or (C) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.1(b). The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(b), (x) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration; provided, that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or (y) if the Company has effected two (2) registration statements pursuant to Section 2.1(b) within the twelve (12) month period immediately preceding the date of such request or three (3) Block Trades within the twenty-four (24) month period immediately preceding the date of such request. A registration shall not be counted as “effected” for purposes of this Section 2.1(c) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to one (1) demand registration statement pursuant to Section 2.6, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Section 2.1(c); provided, that if such withdrawal is during a period the Company has deferred taking action pursuant to this Section 2.1(c), then the Initiating Holders may withdraw their request for registration and such registration will not be counted as “effected” for purposes of this Section 2.1(c).

Section 2.2 Company Registration. If the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its securities under the Securities Act in connection with the public offering of such securities solely for cash (without prejudice to Section 2.1 and other than in an Excluded Registration, an IPO or a SPAC Transaction), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Section 2.3, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Section 2.6.

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Section 2.3 Underwriting Requirements.

(a) If, pursuant to Section 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1, and the Company shall include such information in the Demand Notice. The underwriter(s) will be selected by the mutual agreement of the Board and the Initiating Holders. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting; provided, however, that no Holder (or any of their assignees) shall be required to make any representations, warranties or indemnities except as they relate to such Holder’s ownership of shares and authority to enter into the underwriting agreement and to such Holder’s intended method of distribution, and the liability of such Holder shall be several and not joint, and limited to an amount equal to the net proceeds from the offering received by such Holder. Notwithstanding any other provision of this Section 2.3, if the managing underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.

(b) In connection with any offering involving an underwriting of shares of the Company’s securities pursuant to Section 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable) to the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round

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the number of shares allocated to any Holder to the nearest one hundred (100) shares. Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering, or (ii) the number of Registrable Securities included in the offering be reduced below thirty percent (30%) of the total number of securities included in such offering, unless such offering is an IPO, in which case the selling Holders may be excluded further if the underwriters make the determination described above and no other stockholder’s securities are included in such offering. For purposes of the provision in this Section 2.3(b) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.

(c) For purposes of Section 2.1, a registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in Section 2.3(a), fewer than fifty percent (50%) of the total number of Registrable Securities that Holders have requested to be included in such registration statement are actually included.

Section 2.4 Obligations of the Company. Whenever required under this ARTICLE II to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably practicable:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of at least a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration and (ii) in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

(b) prepare and file with the SEC such amendments, supplements and post-effective amendments to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

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(c) furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d) use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided, that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f) use commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed (after notice of issuance) by the date of the first sale of securities pursuant to such registration statement, on any national securities exchange, quotation system or other market on which the securities of the Company are then listed or proposed to be listed by the Company;

(g) provide a CUSIP number for all Registrable Securities no later than the effective date of the registration and provide the applicable transfer agent and registrar for all such Registrable Securities with printed certificates representing the Registrable Securities that are in a form eligible for book-entry ownership not later than the effective date of the registration statement;

(h) promptly make available for inspection by the selling Holders, any underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith. Records that the Company determines in good faith to be confidential and which it notifies the selling Holders are confidential shall not be disclosed unless: (i) the disclosure of such records is necessary, based upon the advice of external legal counsel of such selling Holder, to avoid or correct a misstatement or omission in such registration statement; (ii) the release of such records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction; or (iii) the information in such records was known to the selling Holder on a non-confidential basis prior to its disclosure by the Company or has been made generally available to the public. Each Holder selling Registrable Securities agrees that it shall, upon learning that disclosure of such records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Holder’s expense, to undertake appropriate action to prevent disclosure of the records deemed confidential;

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(i) notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(j) after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.

Section 2.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this ARTICLE II with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

Section 2.6 Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to this ARTICLE II, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements, not to exceed $50,000 per registration, of one counsel for the selling Holders selected by Holders of at least a majority of the Registrable Securities to be registered (“Selling Holder Counsel”), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.1 if the registration request is subsequently withdrawn at the request of the Holders of at least a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of at least a majority of the Registrable Securities agree to forfeit their right to one registration pursuant to Section 2.1(a) or Section 2.1(b), as the case may be; provided further that if, at the time of such withdrawal, the Holders shall have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information then the Holders shall not be required to pay any of such expenses and shall not forfeit their right to one registration pursuant to Section 2.1(a) or Section 2.1(b). All Selling Expenses relating to Registrable Securities registered pursuant to this ARTICLE II (other than fees and disbursements of counsel to any Holder, other than the Selling Holder Counsel, which shall be borne solely by the Holder engaging such counsel) shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

Section 2.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this ARTICLE II.

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Section 2.8 Indemnification. Solely in connection with the transactions contemplated by this ARTICLE II:

(a) Indemnification by the Company. To the fullest extent permitted by applicable Law, the Company agrees to indemnify and hold harmless each Holder selling Registrable Securities, the underwriters selling such Holder’s Registrable Securities, if any, and their respective officers, directors, partners, trustees, equity holders, advisors, employees, Affiliates and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) any of them, including, without limitation any general partner or manager of any thereof (each a “Company Indemnitee”), against all losses, claims, damages, liabilities and expenses (including reasonable out-of-pocket counsel fees and disbursements), joint or several, to which any Company Indemnitee may become subject under applicable securities Laws or otherwise, insofar as such losses, claims, damages, liabilities or expenses (i) arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus, related summary prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or other disclosure document pursuant to which such Holder sells its Registrable Securities, or in any document incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as the same are made in reliance on and in conformity with any information with respect to such Holder furnished in writing to the Company by such Holder expressly for use therein or (ii) arising out of or are based upon any violation or alleged violation by the Company or any of its Subsidiaries of any federal, state, foreign or common law rule or regulation applicable to the Company and relating to action or inaction required of the Company in connection with any such registration or disclosure document. The Company will reimburse each such Company Indemnitee for any and all reasonable and documented legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or other Proceeding; provided, however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or other Proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable to any Holder, underwriter or control Person for any such loss, claim, damage, liability, action or other Proceeding to the extent that it arises out of or is based upon an untrue statement or omission made in connection with such registration statement, preliminary prospectus, final prospectus, summary prospectus or any amendments or supplements thereto, incorporated document or other disclosure document in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Company Indemnitee. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Indemnitee and shall survive the transfer of such securities by such Holder.

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(b) Indemnification by the Holders. To the fullest extent permitted by applicable Law, in connection with any registration statement pursuant to which a Holder is selling Registrable Securities, each such Holder agrees to indemnify and hold harmless the Company, its directors, officers and each Person who controls (within the meaning of the Securities Act or the Exchange Act) the Company, each agent and any underwriter for the Company and any Person who controls any such agent or underwriter and each other Holder and any Person who controls such Holder, against any losses, claims, damages, liabilities and expenses (or actions or other Proceedings, whether commenced or threatened in respect thereto), arising under the Securities Act or arising out of or based upon any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements in the registration statement, prospectus, related summary prospectus or preliminary prospectus (in the case of the prospectus or preliminary prospectus, in light of the circumstances under which they were made) or other disclosure document not misleading, to the extent, but only to the extent, that such untrue statement or omission is made in reliance on and in conformity with the information with respect to such Holder so furnished in writing by such Holder expressly for use in the registration statement or prospectus; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders and the liability of each such Holder shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such registration statement in accordance with the terms of this Agreement. The indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or other Proceeding if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld.

(c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification under this Section 2.8(c) shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. The failure to so notify the indemnifying party shall not relieve the indemnifying party from any liability hereunder with respect to the action, except to the extent that such indemnifying party is materially prejudiced by the failure to give such notice; provided, however, that any such failure shall not relieve the indemnifying party from any other liability which it may have to any other party or to such indemnified party other than pursuant to this Section 2.8. No indemnifying party in the defense of any such claim or litigation shall, except with the consent of such indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel (plus one local counsel in each relevant jurisdiction) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party there may be one or more legal or equitable defenses available to such indemnified party which are in addition to or may conflict with those available to any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels. The indemnified party shall in all events be entitled to participate in such defense at its expense through its own counsel. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (such consent not to be unreasonably withheld, delayed or conditioned).

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(d) Contribution. If for any reason the indemnification provided for in Sections 2.8(a) and (b) is unavailable to, or unenforceable by, an indemnified party or is insufficient to hold such indemnified party harmless, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnified party and the indemnifying party or (ii) if the allocation provided by the preceding clause (i) is not permitted by applicable Law, in such proportion as is appropriate to reflect not only the relative benefits referred to in the preceding clause (i) but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the sellers of Registrable Securities and any other sellers participating in the registration statement, on the other hand, shall be determined by reference to, inter alia, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the sellers of Registrable Securities or other sellers participating in the registration statement and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall the liability of any such Holder be greater in amount than the amount of net proceeds received by such Holder upon such sale or the amount for which such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided in Section 2.8(b) had been available.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in any underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control; provided, however, that any matter expressly provided for or addressed by the foregoing provisions that is not expressly provided for or addressed by the underwriting agreement shall be controlled by the foregoing provisions.

(f) Unless otherwise superseded by an underwriting agreement entered into in connection with an underwritten public offering, the obligations of the Company and Holders under this Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this ARTICLE II, and otherwise shall survive the termination of this Agreement or any provision of this Agreement.

Section 2.9 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to include such securities in any registration unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the number of the Registrable Securities of the Holders that are included; or (b) allow such holder or prospective holder to initiate a demand for registration of any securities held by such holder or prospective holder; provided, that this limitation shall not apply to Registrable Securities acquired by any additional Investor that becomes a party to this Agreement in accordance with Section 6.9.

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Section 2.10 Lock-Up.

(a) Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter (in connection with the IPO) or the SPAC (in connection with a SPAC Transaction), during the period commencing on the date of (i) the final prospectus relating to the IPO or (ii) the closing of the SPAC Transaction, and ending on the date specified by the Company and the managing underwriter (for the IPO) or the Company and the SPAC (for a SPAC Transaction) (such period not to exceed one hundred eighty (180) days or such other shorter period as may be determined to be applicable by the underwriters for the IPO) (x) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right, or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock (or, in the case of a SPAC Transaction, any shares of the common stock or other share capital of the SPAC) held immediately before the effective date of the registration statement for such offering or (y) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in foregoing clauses (x) or (y) is to be settled by delivery of Common Stock, the common stock or share capital of the SPAC, as applicable, or other securities, in cash, or otherwise. The foregoing provisions of this Section 2.10(a) (A) shall apply only to an IPO or the SPAC Transaction, as applicable, (B) shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement or to the establishment of a trading plan pursuant to Rule 10b5-1, provided, that such plan does not permit transfers during the restricted period, or the transfer of any shares to any trust for the direct or indirect benefit of the Holder or the immediate family of the Holder, provided, that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, and (C) shall be applicable to the Holders only if all officers, directors and stockholders individually owning more than one percent (1%) of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Series A Preferred Stock, Series A Sister Stock, Series B Preferred Stock, Series C Preferred Stock, and Series C-1 Preferred Stock) are subject to the same restrictions. The underwriters in connection with the IPO, and the SPAC in connection with a SPAC Transaction, are intended third-party beneficiaries of this Section 2.10 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters (in connection with the IPO) and the Company or the SPAC (in connection with a SPAC Transaction) that are consistent with this Section 2.10 or that are necessary to give further effect thereto. In the event that the Company or the managing underwriter (in connection with the IPO) or the SPAC (in connection with a SPAC Transaction) waives or terminates any of the restrictions contained in this Section 2.10 or in a lock-up agreement with respect to the securities of any Holder, officer, director or greater than one-percent stockholder of the Company (in any such case, the “Released Securities”), the restrictions contained in this Section 2.10 and in any lock-up agreements executed by the Major Investors shall be waived or terminated, as applicable, to the same extent and with respect to the same percentage of securities of each Major Investor as the percentage of Released Securities represent with respect to the securities held by the applicable Holder, officer, director or greater than one-percent stockholder.

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(b) In the event that the Company and/or its underwriters and/or the SPAC in connection with the IPO or the SPAC Transaction, as applicable, agree to allow any Company security holder to hold its securities of the Company subject to lock-up restrictions which are more favorable to such securityholder than the lock-up restrictions applicable to the Company securities held by a Fidelity Investor or a TPG Investor, the lock-up restrictions applicable to such Company securities held by the Fidelity Investors and the TPG Investors will be automatically amended to conform to the more favorable lock-up restrictions applicable to the Company securities held by such securityholder.

Section 2.11 Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Section 2.1 or Section 2.2 shall terminate upon the earliest to occur of:

(a) the closing of a Deemed Liquidation Event (as such term is defined in the Fifth A&R Company Charter) in which the consideration received by the Investors in such Deemed Liquidation Event is in the form of cash and/or publicly traded securities, or if the Investors receive registration rights from the acquiring company or other successor to the Company reasonably comparable to those set forth in this ARTICLE II;

(b) such time after consummation of an IPO or Direct Listing as SEC Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares without limitation, during a three (3) month period without registration; and

(c) the third (3rd) anniversary of an IPO or Direct Listing.

ARTICLE III. INFORMATION RIGHTS.

Section 3.1 Delivery of Financial Statements.

(a) The Company shall deliver to each Major Investor, provided that, for Major Investors other than the TPG Investors, the Fidelity Investors, the QIA Investors, and the GE Investors, the Board has not reasonably determined that such Major Investor is a Company Competitor:

(i) as soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Company (A) a balance sheet as of the end of such fiscal year, (B) statements of income and of cash flows for such fiscal year and (C) a statement of stockholders’ equity as of the end of such fiscal year, all such financial statements to be prepared in accordance with GAAP and audited and certified by an independent public accountant selected by the Company;

(ii) as soon as practicable, but in any event within forty-five (45) days after the end of each quarter of each fiscal year of the Company (A) unaudited statements of income and cash flows for such fiscal quarter, (B) an unaudited balance sheet as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (x) be subject to normal year-end audit adjustments and (y) not contain all notes thereto that may be required in accordance with GAAP); and (C) a detailed capitalization table of the Company as of the end of such fiscal quarter;

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(iii) as soon as practicable before the end of each fiscal year, but in any event within five (5) Business Days after providing any such information to the Board, a final forecast and business plan for the next fiscal year in the form provided to the Board and prepared by the Company; and

(iv) such other information (excluding financial statements) relating to the financial condition, business, prospects, or corporate affairs of the Company as any Major Investor may from time to time reasonably request; provided, however, that the Company shall not be obligated under this Section 3.1(a)(iv) to provide information: (A) that constitutes a trade secret under the Uniform Trade Secrets Act or that the Company reasonably determines in good faith would result in a violation of applicable Law; or (B) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel; provided, that in each case, the Company shall use commercially reasonable efforts to provide such information to such Major Investor in an alternative manner that does not result in any such violation or adverse effect.

(b) If, for any period, the Company has any Subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated financial statements of the Company and all such consolidated Subsidiaries.

(c) Notwithstanding anything else in this Section 3.1 to the contrary, the Company may cease providing the information set forth in this Section 3.1 during the period starting with the date sixty (60) days before the Company’s good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Section 3.1 shall be reinstated at such time as the Company is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective and no longer reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering.

(d) Requests for Information.

(i) So long as any Major Investor holds any securities of the Company (or any successor thereto), the Company shall promptly and accurately respond, and shall use its best efforts to cause its transfer agent to promptly respond, to requests for information made on behalf of any Major Investor relating to (i) accounting or securities law matters required in connection with its audit or (ii) the actual holdings of such Major Investor, including in relation to the total outstanding shares; provided, however, that the Company shall not be obligated to provide any such information that would result in a violation of applicable Law (including the rules of a national securities exchange) or breach a confidentiality obligation of the Company.

(ii) Inquiries with respect to audit inquiries and holdings confirmation requests for the Major Investors should be directed to a representative or representatives of the Company (the “Inquiry Contacts”), who shall initially be Kyle Clark ([***]) and Brian Dunkiel ([***]); provided, that if the specified Inquiry Contacts are no longer the appropriate persons for such inquiries, the Company shall promptly provide the Major Investors in writing (including by e-mail) with the contact information for a new Inquiry Contact.

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Section 3.2 Tax Matters.

(a) The Company shall, from time to time upon the request of any Investor, confirm to such Investor that it is not a “United States real property holding corporation” (“USRPHC”) within the meaning of Section 897(c)(2) of the Internal Revenue Code of 1986, as amended (the “Code”). If at any time in the future the Company should become a USRPHC, then the Company shall, as promptly as possible, notify each Investor of such change in status.

(b) The Company shall (1) if it is legally able to do so, provide to any Investor, promptly upon such Investor’s written request, a certification that the shares of Series C-1 Preferred Stock, Series C Preferred Stock and/or Series B Preferred Stock held by such Investor do not constitute a United States real property interest, in accordance with Section 1.897-2(h)(1) of the Treasury regulations promulgated under the Code (“Treasury Regulations”), and (2) in connection with the provision of any certification pursuant to the preceding clause (1), comply with the notice provisions set forth in Treasury Regulations Section 1.897-2(h).

(c) The Company shall provide any information reasonably requested by the Investors to enable the Investors to comply with their tax reporting obligations with respect to the Series C-1 Preferred Stock, Series C Preferred Stock and/or the Series B Preferred Stock, including, but not limited to, an estimate or determination of the amount of the Company’s current and accumulated earnings and profits in any taxable year in which such estimate or determination is reasonably necessary to determining the amount (if any) of any distribution received by the Investors from the Company that is properly treated as a dividend for U.S. federal income tax purposes.

(d) The Company and the Investors agree that the Series C-1 Preferred Stock, Series C Preferred Stock and the Series B Preferred Stock shall not be treated as “preferred stock” for purposes of Section 305 of the Code and the Treasury Regulation promulgated thereunder (and applicable state, county, local or foreign Law). The Company, the Series C Investors and the Series B Investors shall not take any positions inconsistent with the treatment described under this Section 3.2(d), unless otherwise required by a final “determination” within the meaning of Section 13.13(a) of the Code.

Section 3.3 Inspection. So long as any GE Investor, QIA Investor, Fidelity Investor or TPG Investor holds any equity or equity equivalent securities of the Company, the Company shall permit each GE Investor, each QIA Investor, each Fidelity Investor or each TPG Investor, as applicable, at such Investor’s expense and with reasonable advance notice, to visit and inspect the Company’s properties, examine its books of account and records and discuss the Company’s affairs, finances, and accounts with its officers, in each case during normal business hours of the Company as may be reasonably requested by such GE Investor, QIA Investor, Fidelity Investor or TPG Investor, as applicable; provided, however, that the Company shall not be obligated pursuant to this Section 3.3 to provide access to any properties, information or personnel that it reasonably determines in good faith the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel, constitutes a trade secret under the Uniform Trade Secrets Act, or would result in a violation of applicable Law.

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Section 3.4 Observer Rights.

(a) For so long as the TPG Investors collectively own not less than 363,478 shares of Series B Preferred Stock (including any Common Stock converted therefrom), the Company shall invite a representative of TPG (which representative shall be an employee of TPG or its controlled Affiliates), on behalf of the TPG Investors, to attend all meetings of its Board and committees thereof in a nonvoting observer capacity and, in this respect, shall give such representative (or if no such representative has been designated, the Company shall provide to TPG) copies of all notices, minutes, consents, and other materials that it provides to its directors at the same time and in the same manner as provided to such directors; provided, however, that all information so provided shall be subject to Section 3.6; and provided, further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting would adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest. If at any time the TPG Investors no longer collectively own at least 363,478 shares of Series B Preferred Stock (including any Common Stock converted therefrom), then this Section 3.4(a) shall immediately terminate and be of no further force and effect.

Section 3.5 Termination of Certain Rights. The covenants set forth in Section 3.1, Section 3.2, Section 3.3, and Section 3.4, or any successor covenants, shall terminate and be of no further force or effect upon the earliest of: (a) upon the consummation of an IPO or Direct Listing; (b) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act; or (c) upon the closing of a Deemed Liquidation Event (as defined in the Fifth A&R Company Charter); provided, however, that in the event the covenants set forth in Section 3.1 terminate upon a Deemed Liquidation Event, if the consideration to be received by any of the Major Investors in such Deemed Liquidation Event is not solely in the form of cash and/or publicly traded securities, the Company will use commercially reasonable efforts to ensure that such Major Investors receive financial information from the acquiring company or other successor to the Company comparable to those set forth in Section 3.1.

Section 3.6 Confidentiality. Each Investor agrees that such Investor will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor or make decisions with respect to its investment in the Company) any confidential information obtained from, or on behalf of, the Company (including notice of the Company’s intention to file a registration statement), unless such confidential information: (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 3.6 by such Investor); (b) is or has been independently developed or conceived by such Investor without use of the Company’s confidential information; or (c) is or has been made known or disclosed to such Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor may disclose confidential information: (i) to its attorneys, accountants, consultants, and other professional advisors, representatives and agents to the extent reasonably necessary to obtain their services in connection with its investment in the Company; (ii) to any prospective purchaser, pledgee or transferee of any Registrable Securities from such Investor, or any prospective investor in, or debt or equity financing source to, Investor, if such Person agrees to be bound by confidentiality obligations substantially comparable to the provisions of this Section 3.6; provided, that such Person is not a Company Competitor and does

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not control a Company Competitor; (iii) to any of its directors, managers, officers or employees or any of its Affiliates, partners, members, stockholders or other equityholders of any directors, managers, officers or employees of the foregoing in the ordinary course of business; provided, that such Investor informs such Persons that such information is confidential and directs such Persons to maintain the confidentiality of such information, and provided, further that such Person is not a Company Competitor and does not control a Company Competitor; (iv) as may otherwise be required by Law, regulation, rule, court order or subpoena; provided, that such Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure to that which is required given the facts and circumstances. Notwithstanding the foregoing or anything herein to the contrary, each Major Investor may identify its investment in the Company and the value of such Major Investor’s security holdings in the Company in accordance with applicable investment reporting and disclosure obligations or bona fide internal policies and respond to examinations, demands, requests or reporting requirements of a regulatory or quasi-regulatory authority without prior notice to or consent from the Company; provided, that such examination, demand, request or reporting requirement is not specifically targeted at the Company, the Company’s confidential information or the Major Investor’s investment in the Company (in which case, the process set forth in clause (iv) of the preceding sentence must be complied with); or (v) to any other Person with the prior written consent of the Company.

Section 3.7 Limitation on Foreign Person Investors. Notwithstanding the covenants set forth in Section 3.1 and Section 3.3, the Company shall not provide any Investor that is a Foreign Person access to any “material non-public technical information” within the meaning of the DPA.

ARTICLE IV. RIGHTS TO FUTURE STOCK ISSUANCES.

Section 4.1 Right of First Offer. Subject to the terms and conditions of this Section 4.1 and applicable securities laws, if the Company proposes to offer or sell any New Securities, the Company shall first offer such New Securities to each Eligible Investor. An Eligible Investor shall be entitled to apportion the right of first offer hereby granted to it in such proportions as it deems appropriate (within the bounds of the right of first offer granted to it in this Agreement), among (i) itself and (ii) its Affiliates.

(a) The Company shall give notice (the “Offer Notice”) to each Eligible Investor, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered and (iii) the price and terms, if any, upon which it proposes to offer such New Securities, including its anticipated date for the consummation thereof.

(b) By notification to the Company within twenty (20) days after the Offer Notice is given, each Eligible Investor may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the proportion that the Common Stock then held by such Eligible Investor (including all shares of Common Stock then issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Series A Preferred Stock, each series of Series A Sister Stock, the Series B Preferred Stock, the Series C Preferred Stock, and the Series C-1 Preferred Stock bears to the total Common Stock then outstanding (assuming full conversion and/or exercise, as applicable, of all

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Series A Preferred Stock, Series A Sister Stock, Series B Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock and any other Derivative Securities then outstanding, and taking into account the Super Voting Stock). At the expiration of such twenty (20) day period, the Company shall promptly notify each Eligible Investor that elects to purchase or acquire all the shares available to it (each, a “Fully Exercising Investor”) of any other Eligible Investor’s failure to do likewise. During the ten (10) day period commencing after the Company has given such notice, each Fully Exercising Investor may, by giving notice to the Company, elect to purchase or acquire, in addition to the number of shares specified above, up to that portion of the New Securities for which Eligible Investors were entitled to subscribe but that were not subscribed for by the Eligible Investors which is equal to the proportion that the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of Series A Preferred Stock, Series A Sister Stock, Series B Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock and any other Derivative Securities then held, by such Fully Exercising Investor bears to the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Series A Preferred Stock, Series A Sister Stock, Series B Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock and any other Derivative Securities then held, by all Fully Exercising Investors who wish to purchase such unsubscribed shares. The closing of any sale pursuant to this Section 4.1(b) shall occur within the later of ninety (90) days of the date that the Offer Notice is given and the date of initial sale of New Securities pursuant to Section 4.1(c).

(c) If all New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Section 4.1(b), the Company may, during the ninety (90) day period following the expiration of the periods provided in Section 4.1(b), offer and sell the remaining unsubscribed portion of such New Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived, and such New Securities shall not be offered unless first reoffered to the Eligible Investors in accordance with this Section 4.1.

(d) The right of first offer in this Section 4.1 shall not be applicable to (i) Exempted Securities (as defined in the Fifth A&R Company Charter); and (ii) shares of Common Stock or other capital stock of the Company or its affiliates issued in connection with an IPO or a Direct Listing.

Section 4.2 Termination. The covenants set forth in Section 4.1 shall terminate and be of no further force or effect (a) upon the consummation of an IPO or a Direct Listing, or (b) upon the closing of a Deemed Liquidation Event, as such term is defined in the Fifth A&R Company Charter, in which the consideration received by the Investors in such Deemed Liquidation Event is in the form of cash and/or publicly traded securities, or if the Investors receive participation rights from the acquiring company or other successor to the Company reasonably comparable to those set forth in this Section 4.2 whichever event occurs.

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ARTICLE V. ADDITIONAL COVENANTS.

Section 5.1 Right to Conduct Activities. The Company hereby agrees and acknowledges that each of the TPG Investors (together with its Affiliates), the Fidelity Investors (together with its Affiliates), and the QIA Investors (together with its Affiliates) (together with the TPG Investors and the Fidelity Investors, the “Lead Investors”) is a professional investment organization, and as such reviews the business plans and related proprietary information of, and invests in numerous companies, some of which may compete directly or indirectly with the Company’s business (as currently conducted or as currently propose to be conducted) (“Other Companies”). The Company hereby agrees that, to the extent permitted under applicable Law, no Lead Investor (or its Affiliates) shall be liable to the Company for any claim arising out of, or based upon, (a) the investment by any Lead Investor (or its Affiliates) in any entity competitive with the Company, or (b) actions taken by any partner, officer, employee or other representative of any Lead Investor (or its Affiliates) to assist any such competitive company, whether or not such action was taken as a member of the board of directors of such competitive company or otherwise, and whether or not such action has a detrimental effect on the Company; provided, however, that the foregoing shall not relieve (i) any Lead Investor from liability associated with the unauthorized disclosure of the Company’s confidential information obtained pursuant to this Agreement or (ii) any director or officer of the Company from any liability associated with his or her fiduciary duties to the Company. The Company acknowledges that the execution of this Agreement and the access to the Company’s confidential information shall in no way be construed to prohibit or restrict any Lead Investor, its manager or advisor and its manager’s or advisor’s other investment advisory or sub-advisory clients or managed or sub-managed accounts from maintaining, making or considering investments in Other Companies, or from otherwise operating in the ordinary course of business, in each case, so long as such Persons do not disclose or otherwise provide the Company’s confidential information in connection therewith.

Section 5.2 CFIUS and Foreign Person Limitations.

(a) Unless otherwise approved by the Board in writing, the Company will not provide to any Foreign Person any DPA Triggering Rights. Except for any QIA Investor or Foreign Person that has obtained CFIUS Approval, no Investor who is a Foreign Person shall be permitted to obtain any DPA Triggering Rights or a voting equity interest in the Company that exceeds nine and nine-tenths percent (9.9%) of the Company’s total voting securities pursuant to the Purchase Agreement, ARTICLE IV of this Agreement or otherwise, including by way of any secondary transaction(s), without the prior written approval of the Board.

(b) Each Investor covenants that it will notify the Company in advance of permitting any Foreign Person affiliated with Investor, whether affiliated as a limited partner or otherwise, to obtain through Investor any DPA Triggering Rights and that all will be done in compliance with the DPA.

(c) Each Investor acknowledges and agrees that the Company is authorized, without the consent of any Person, including any Investor, to take any action as it determines, in its reasonable and good faith discretion, to be necessary or advisable to comply with the DPA or NISPOM Rule or as otherwise requested by CFIUS or required by DCSA for purposes of obtaining or retaining a facility security clearance at the least restrictive level of mitigation possible,

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including taking such action as is required to appoint an “outside director” (as such term is defined in the NISPOM Rule) that is nominated by the Company, provided, that the Company shall use reasonable best efforts to cause such “outside director” to be appointed as one of the two At-Large Directors appointed under Section 1.2(b) of the Amended and Restated Voting Agreement, dated as of the date hereof, by and among the Company and the other parties thereto.

Section 5.3 Transfer Restrictions.

(a) The Series A Preferred Stock, each series of Series A Sister Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series C-1 Preferred Stock and the Registrable Securities shall not be sold, pledged or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge or transfer, except upon the conditions specified in this Agreement, which conditions are, among other things, intended to ensure compliance with the provisions of the Securities Act. A transferring Holder will cause any proposed purchaser, pledgee or transferee of the Series A Preferred Stock, each series of Series A Sister Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series C-1 Preferred Stock and the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement. Notwithstanding the foregoing, the Company shall not require any transferee of shares pursuant to an effective registration statement or, following the IPO, SEC Rule 144 to be bound by the terms of this Agreement. Furthermore, no Investor may sell, pledge or otherwise transfer the Series A Preferred Stock, Series A Sister Stock, Series B Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock or Common Stock converted therefrom without the prior written consent of the Company; provided, however, that an Investor may sell, pledge or transfer the Series A Preferred Stock, Series A Sister Stock, Series B Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock or Common Stock converted therefrom without the prior written consent of the Company if such sale, pledge or transfer is to, (a) in the case of an Investor that is an entity, its Affiliates, stockholders, members, partners or other equity holders (in each case, that are not Company Competitors and do not control Company Competitors); (b) in the case of an Investor that is a natural person, upon a transfer of stock by such Investor made for bona fide estate planning purposes, either during his or her lifetime or on death by will or intestacy to his or her Immediate Family Members, or any custodian or trustee of any trust, partnership or limited liability company for the benefit of, or the ownership interests of which are owned wholly by such Investor or any such Immediate Family Members that, in each case, are not Company Competitors and do not control Company Competitors; (c) any other Investors or other holders of capital stock of the Company (without giving effect to such proposed sale, pledge or transfer); or (d) any other investment funds that do not control Company Competitors (each of clauses (a) through (d), a “Permitted Transferee”).

(b) Each certificate, instrument, or book entry representing (i) the Series A Preferred Stock, (ii) any series of Series A Sister Stock, (iii) the Series B Preferred Stock, (iv) the Series C Preferred Stock, (v) the Series C-1 Preferred Stock, (vi) the Registrable Securities, and (vii) any other securities issued in respect of the securities referenced in the foregoing clauses (i) through (vi) upon any stock combination, stock split, stock dividend, recapitalization, reorganization or other similar transaction, shall (unless otherwise permitted by the provisions of Section 5.3(c)) be notated with legends substantially in the following form:

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THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN INVESTORS’ RIGHTS AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

The Company, by its execution of this Agreement, agrees that it will cause the certificates instruments, or book entry evidencing (i) the Series A Preferred Stock, (ii) any series of Series A Sister Stock, (iii) the Series B Preferred Stock, (iv) the Series C Preferred Stock, (v) the Series C-1 Preferred Stock, (vi) the applicable Registrable Securities, and (vii) any other securities issued in respect of the securities referenced in the foregoing clauses (i) through (vi) upon any stock combination, stock split, stock dividend, recapitalization, reorganization or other similar transaction, in each case, issued after the date hereof to be notated with the legend required by this Section 5.3(b), and it shall supply, free of charge, a copy of this Agreement to any holder of such securities upon written request from such holder to the Company at its principal office. The parties to this Agreement do hereby agree that the failure to cause the certificates, instruments, or book entry evidencing the securities to be notated with the legend required by this Section 5.3(b) herein and/or the failure of the Company to supply, free of charge, a copy of this Agreement as provided hereunder shall not affect the validity or enforcement of this Agreement.

The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Section 5.3(b).

(c) The holder of such Restricted Securities, by acceptance of ownership thereof, agrees to comply in all respects with the provisions of this Section 5.3(c). Before any proposed sale, pledge or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction or following an IPO or Direct Listing, the transfer is made pursuant to SEC Rule 144, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge or transfer; provided, that no such notice shall be required in connection if the intended sale, pledge or transfer complies with SEC Rule 144. Each such notice shall describe the manner and circumstances of the proposed sale, pledge or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either: (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act,

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whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a notice, legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144; or (y) in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder for no consideration; provided, that, other than in connection with a transaction in compliance with SEC Rule 144 following the IPO, each transferee agrees in writing to be subject to the terms of this Section 5.3(c). Each certificate, instrument, or book entry representing the Restricted Securities transferred as above provided shall be notated with, except if such transfer is made pursuant to SEC Rule 144 or pursuant to an effective registration statement, the appropriate restrictive legend set forth in Section 5.3(b), except that such certificate instrument, or book entry shall not be notated with such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

Section 5.4 Rule 144 Compliance. The Company covenants that if it becomes subject to the reporting requirements of the Exchange Act: (a) it will use commercially reasonable efforts to file in a timely manner the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder; and (b) it will take such further action as any Holder may reasonably request to make available adequate current public information with respect to the Company meeting the current public information requirements of SEC Rule 144 under the Securities Act, to the extent required to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by SEC Rule 144 under the Securities Act or any similar rule or regulation hereafter adopted by the SEC.

Section 5.5 USRPHC Status. The Company covenants that it will operate in a manner such that it will not become a USRPHC.

Section 5.6 IPO Allocation.

(a) Subject to the requirements of and compliance with applicable securities laws and regulations, in connection with the IPO, in the event Fidelity indicates a desire to have funds and accounts advised or sub-advised by Fidelity purchase shares in the IPO, the Company shall use its reasonable best efforts, subject to the approval of its managing underwriter or underwriters, to cause such managing underwriter or underwriters for the IPO to allocate to Fidelity and funds and accounts advised or sub-advised by Fidelity (including the Fidelity Investors) the right (but not the obligation) to purchase up to a number of shares of Common Stock, priced at the same price at which they are being offered to the public in the IPO and on terms at least as favorable as those granted to any other purchaser in the IPO, equal to 15% of the aggregate shares offered to the public in the IPO (the “IPO Share Allocation”).

(b) In the case of an IPO in which the full IPO Share Allocation is otherwise not available or not provided to Fidelity or funds and accounts advised or sub-advised by Fidelity due to compliance with applicable securities laws and regulations, subject to the requirements of and compliance with applicable securities laws and regulations, the Company shall allow Fidelity and funds and accounts advised or sub-advised by Fidelity (including the Fidelity Investors) to purchase (but neither Fidelity nor such funds and accounts shall have an obligation to purchase), in a private placement that is substantially concurrent with the IPO, a number of shares of Common Stock equal to 15% of the aggregate shares offered to the public in the IPO, priced at the same price at which the shares of Common Stock are being offered to the public in the IPO (the “Concurrent Private Placement Right”).

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(c) Fidelity shall be entitled to apportion the IPO Share Allocation or Concurrent Private Placement Right, as applicable, as it deems appropriate among itself and funds and accounts advised or sub-advised by Fidelity (including the Fidelity Investors).

Section 5.7 Termination of Covenants. The covenants set forth in this ARTICLE V shall terminate and be of no further force or effect upon the earlier of (a) upon the consummation of an IPO or Direct Listing or (b) upon a Deemed Liquidation Event (as defined in the Fifth A&R Company Charter); provided that Section 5.6 shall not terminate in connection with an IPO.

ARTICLE VI. MISCELLANEOUS.

Section 6.1 Successors and Assigns. The rights under this Agreement shall be assigned (but only with all related obligations) by a Holder with respect to all or any portion of its Registrable Securities to a Permitted Transferee thereof pursuant to Section 5.3; provided, however, that (i) the Company is, promptly after such transfer, furnished with written notice of the name and address of such Permitted Transferee and the Registrable Securities with respect to which such rights are being transferred; and (ii) such Permitted Transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Section 2.10. For the purposes of determining the number of shares of Registrable Securities held by a Holder, the holdings of each Affiliate, Immediate Family Member, and trust, partnership or limited liability company for the benefit of, or the ownership interests of which are owned wholly by such Holder or any such Immediate Family Member shall be aggregated together and with those of such Holder; provided further that all transferees who would not qualify individually to exercise rights hereunder shall, as a condition to the applicable transfer, establish a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Agreement; provided, further, that the rights set forth in ARTICLE III (Information Rights) are transferable by a Major Investor only to (i) an Affiliate of the transferring Major Investor that is not a Company Competitor and does not control a Company Competitor or (ii) with the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed) an investment fund that does not control a Company Competitor. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors, legal representatives and permitted assignees of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors, legal representatives and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

Section 6.2 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart. Any signature page delivered electronically (including transmission by Portable Document Format or other fixed image form) shall be binding to the same extent as an original signature page.

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Section 6.3 Interpretation. The Article and Section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the Parties and shall not in any way affect the meaning or interpretation of this Agreement.

(a) Unless otherwise specified in this Agreement or the context otherwise requires: (i) the words “hereof,” “herein,” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement; (ii) any reference to the masculine, feminine or neuter gender includes all genders, the plural includes the singular, and the singular includes the plural; (iii) all Preamble, Recital, Article, Section, clause and Schedule references used in this Agreement are to the preamble, recitals, articles, sections, clauses and schedules to this Agreement; (iv) wherever the word “include,” “includes” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation;” (v) the word “or” is inclusive and not exclusive (for example, the phrase “A or B” means “A or B or both,” not “either A or B but not both”), unless used in conjunction with “either” or the like; (vi) the term “date hereof” means the date first written above; (vii) with respect to the determination of any period of time, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”; (viii) (A) any reference to “days” means calendar days unless Business Days are expressly specified and (B) any reference to “months” or “years” means calendar months or calendar years, respectively, in each case unless otherwise expressly specified; (ix) the word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends and such phrase does not mean simply “if”; and (x) each accounting term not otherwise defined in this Agreement has the meaning commonly applied to it in accordance with GAAP.

(b) Unless otherwise specified in this Agreement, any deadline or time period set forth in this Agreement that by its terms ends on a day that is not a Business Day shall be automatically extended to the next succeeding Business Day.

(c) Unless otherwise specified in this Agreement or the context otherwise requires, all references to any (i) statute in this Agreement include the rules and regulations promulgated thereunder and all applicable guidance, guidelines, bulletins or policies issued or made in connection therewith by a Governmental Authority, and (ii) Law in this Agreement shall be a reference to such Law as amended, re-enacted, consolidated or replaced as of the applicable date or during the applicable period of time.

(d) Unless otherwise specified in this Agreement, all references in this Agreement to (i) any Contract, other agreement, document or instrument (excluding this Agreement) mean such Contract, other agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof and, unless otherwise specified therein, include all schedules, annexes, addendums, exhibits and any other documents attached thereto or incorporated therein by reference, and (ii) to this Agreement mean this Agreement as amended or otherwise modified from time to time in accordance with Section 6.5.

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(e) With regard to each and every term and condition of this Agreement, the Parties understand and agree that the same have or has been mutually negotiated, prepared and drafted, and that if at any time the Parties desire or are required to interpret or construe any such term or condition or any agreement or instrument subject thereto, no consideration shall be given to the issue of which Party actually prepared, drafted or requested any term or condition of this Agreement.

(f) The Parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Law, holding or rule of construction providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document.

Section 6.4 Notices. Any notice, consent, demand or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be (a) delivered personally to the Person or to an officer of the Person (as designated by such Person to receive any such notice or, in the absence of such designation, any officer of such Person) to whom the same is directed, (b) sent by nationally recognized overnight courier service (with tracking capability) or (c) via e-mail at the following addresses; provided, that any e-mail transmission shall be deemed delivered when sent (without any “bounce back” or similar error message), if sent by e-mail during normal business hours of the recipient and, if not sent during normal business hours, shall be deemed delivered on the next Business Day:

(a) If to any Investor, at the address set forth opposite such Investor’s name on SCHEDULE I, SCHEDULE II, SCHEDULE III, SCHEDULE IV, SCHEDULE V, or SCHEDULE VI, hereto, as applicable.

(b) If to the Company, to:

BETA Technologies, Inc.

1150 Airport Drive,

South Burlington, Vermont 05403

Attention: Kyle Clark and Brian Dunkiel

E-mail: [***]

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

3330 Hillview Ave

Palo Alto, California 94304

Attention: Adam Phillips, P.C.

E-mail: aphillips@kirkland.com

and

Kirkland & Ellis LLP

601 Lexington Avenue

New York, New York 10022

Attention: Ravi Agarwal, P.C. and Christopher Burwell

E-mail: ravi.agarwal@kirkland.com and

christopher.burwell@kirkland.com

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Section 6.5 Amendments and Waivers. Any term of this Agreement may be amended, modified or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the holders of at least a majority of the Registrable Securities then outstanding; provided, that the Company may in its sole discretion waive compliance with Section 5.3(c) (and the Company’s failure to object in writing within five (5) business days after notification of a proposed assignment allegedly in violation of Section 5.3(c) shall be deemed to be a waiver); and provided further that any provision hereof may be waived in writing by any waiving party on such party’s own behalf (other than the Company), without the consent of any other party. Notwithstanding the foregoing, (a) this Agreement may not be amended, modified or terminated and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, modification, termination, or waiver applies to all Investors in the same fashion (it being agreed that a waiver of the provisions of ARTICLE IV with respect to a particular transaction shall be deemed to apply to all Investors in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Investors may nonetheless, by agreement with the Company, purchase securities in such transaction); (b) ARTICLE IV (Rights to Future Stock Issuances) may not be amended, modified, terminated, or waived without the written consent of the Company and the holders of at least a majority of the Registrable Securities held by the Eligible Investors, (c) Section 2.10 (Lock-Up), ARTICLE III (Information Rights), ARTICLE IV (Rights to Future Stock Issuances) and Section 5.1 (Right to Conduct Activities), or any successor provisions thereto, and any other section of this Agreement applicable to the Major Investors (including this clause (c) of this Section 6.5) may not be amended, modified, terminated or waived without the written consent of the Company and the Major Investors holding at least a majority of the Registrable Securities held by the Major Investors (and, so long as any Fidelity Investor owns any Registrable Securities, shall require the written consent of the Fidelity Investors holding at least a majority of the Registrable Securities held by the Fidelity Investors and, so long as any TPG Investor owns any Registrable Securities, shall require the written consent of the TPG Investors holding at least a majority of the Registrable Securities held by the TPG Investors and, so long as the QIA Investors own any Registrable Securities, shall require the written consent of the QIA Investors); (d) so long as any Fidelity Investor holds any Registrable Securities, any section of this Agreement specifically naming the Fidelity Investors (including, for such purposes, this clause (d) of this Section 6.5) may not be amended, modified, terminated or waived without the written consent of the Company and the Fidelity Investors holding at least a majority of the Registrable Securities held by the Fidelity Investors; (e) so long as any TPG Investor holds any Registrable Securities, any section of this Agreement specifically naming the TPG Investors (including, for such purposes, this clause (e) of this Section 6.5) may not be amended, modified, terminated or waived without the written consent of the Company and the TPG Investors holding at least a majority of the Registrable Securities held by the TPG Investors; (f) so long as the QIA Investors hold any Registrable Securities, any section of this Agreement specifically naming the QIA Investors (including, for such purposes, this clause (f) of this Section 6.5) may not be amended, modified, terminated or waived without the written consent of the Company and QIA; (g) so long as any GE Investor holds any Registrable Securities, any section of this Agreement specifically naming the GE Investors (including, for such purposes, this clause (g) of this Section 6.5) may not be amended, modified, terminated or waived

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without the written consent of the Company and the GE Investors holding at least a majority of the Registrable Securities held by the GE Investors; and (h) so long as any Clark Investor holds any Registrable Securities, any section of this Agreement specifically naming the Clark Investors (including, for such purposes, this clause (h) of this Section 6.5) may not be amended, modified, terminated or waived without the written consent of the Company and the Clark Investors holding at least a majority of the Registrable Securities held by the Clark Investors. Notwithstanding the foregoing, SCHEDULE I, SCHEDULE II, SCHEDULE III, SCHEDULE IV, SCHEDULE V, SCHEDULE VI and SCHEDULE VII hereto may be amended by the Company from time to time to add transferees of any Registrable Securities in compliance with the terms of this Agreement without the consent of the other parties hereto; and SCHEDULE I, SCHEDULE II, SCHEDULE III, SCHEDULE IV, SCHEDULE V, SCHEDULE VI and SCHEDULE VII hereto may also be amended by the Company after the date of this Agreement without the consent of the other parties hereto to add information regarding any additional Investor who becomes a party to this Agreement in accordance with Section 6.9. The Company shall give reasonably prompt notice of any amendment, modification or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, modification, termination, or waiver. Any amendment, modification, termination, or waiver effected in accordance with this Section 6.5 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one (1) or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

Section 6.6 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Party upon any breach or default of any other Party shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default previously or thereafter occurring. Any waiver of any kind or character on the part of any Party of any breach or default under this Agreement, or any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by Law or otherwise afforded to any Party, shall be cumulative and not alternative.

Section 6.7 Severability. The provisions of this Agreement shall be deemed severable and the illegality, invalidity or unenforceability of any provision shall not affect the legality, validity or enforceability of the other provisions of this Agreement. If any provision of this Agreement or the application thereof to any Person or any circumstance, is illegal, invalid or unenforceable, the remainder of this Agreement shall continue in full force and effect and the application of such provision to other Persons or circumstances shall be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that shall achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

Section 6.8 Aggregation of Stock; Apportionment. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated Persons may apportion such rights as among themselves in any manner they deem appropriate.

32

Section 6.9 Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of Preferred Stock after the date hereof then as a condition to the issuance of such shares, the Company shall require that any purchaser of such shares become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement agreeing to become bound by and subject to the terms of this Agreement as an “Investor” and/or an “Eligible Investor” (if applicable), and thereafter shall be deemed a “Holder”, an “Investor”, and/or “Eligible Investor” (if applicable) for all purposes hereunder. No action or consent by the Holders shall be required for such joinder to this Agreement by such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations as a “Holder”, an “Investor”, and/or “Eligible Investor” (if applicable) and hereunder; provided that Schedules I, II, III, IV, V, VI, and/or VII hereto shall be updated as required to reflect the addition of any new Investors under this Agreement.

Section 6.10 Entire Agreement. This Agreement (including any Schedules and Exhibits hereto), the Purchase Agreement and the Ancillary Agreements (as defined in the Purchase Agreement) constitute the entire agreement, and supersedes the Prior Agreement and all other prior and contemporaneous agreements and understandings, both written and oral, among the Parties with respect to the subject matter of this Agreement.

Section 6.11 Governing Law and Venue; Submission to Jurisdiction; Selection of Forum; Waiver of Jury Trial.

(a) This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the Laws of the State of Delaware without regard to the conflicts of laws provisions, rules or principles thereof (or any other jurisdiction) to the extent that such provisions, rules or principles would direct a matter to another jurisdiction.

(b) Each of the Parties agrees that: (i) it shall bring any Proceeding against any other Party in connection with, arising out of or otherwise relating to this Agreement, any instrument or other document delivered pursuant to this Agreement or the transactions contemplated hereby exclusively in the Chosen Courts; and (ii) solely in connection with such Proceedings, (A) irrevocably and unconditionally submits to the exclusive jurisdiction of the Chosen Courts, (B) irrevocably waives any objection to the laying of venue in any such Proceeding in the Chosen Courts, (C) irrevocably waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any Party, (D) agrees that mailing of process or other papers in connection with any such Proceeding in the manner provided in Section 6.4 or in such other manner as may be permitted by applicable Law shall be valid and sufficient service thereof and (E) it shall not assert as a defense any matter or claim waived by the foregoing clauses (A) through (D) of this Section 6.11(b) or that any Order issued by the Chosen Courts may not be enforced in or by the Chosen Courts.

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(c) Each Party acknowledges and agrees that any Proceeding against any other Party which may be connected with, arise out of or otherwise relate to this Agreement, any instrument or other document delivered pursuant to this Agreement or the transactions contemplated hereby is expected to involve complicated and difficult issues, and therefore each Party irrevocably and unconditionally waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any such Proceeding. Each Party hereby acknowledges and certifies that (i) no Representative of the other Parties has represented, expressly or otherwise, that such other Parties would not, in the event of any Proceeding, seek to enforce the foregoing waiver, (ii) it understands and has considered the implications of this waiver, (iii) it makes this waiver voluntarily and (iv) it has been induced to enter into this Agreement, the instruments or other documents delivered pursuant to this Agreement and the transactions contemplated hereby by, among other things, the mutual waivers, acknowledgments and certifications set forth in this Section 6.11(c).

Section 6.12 Massachusetts Business Trust. Once the Fidelity Investors are party to this Agreement, a copy of the Agreement and Declaration of Trust of Fidelity Investor or any Affiliate thereof will be on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that, once executed by the Fidelity Investors, this Agreement will have been executed on behalf of the trustees of such Fidelity Investor or any Affiliate thereof as trustees and not individually and that the obligations of this Agreement will not be binding on any of the trustees, officers or stockholders of such Fidelity Investor or any Affiliate thereof individually but are binding only upon such Fidelity Investor or any Affiliate thereof and its assets and property.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

BETA TECHNOLOGIES, INC.
By:	/s/ Kyle B. Clark
Name: Kyle B. Clark
Title: Chief Executive Officer

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR
/s/ Kyle B. Clark
Kyle B. Clark

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR:
GENERAL ELECTRIC COMPANY,
operating as GE Aerospace
By:	/s/ Chris Pereira
Name of Signatory: Chris Pereira
Title: ACS – CEO

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

DECARBONIZATION PARTNERS I MASTER SCSP

By:	Acting by BlackRock Financial Management, Inc.,
its Investment Manager

By:	/s/ B. Kojo Ako-Asare
Name:	Kojo Ako-Asare
Title:	Authorized Signature/Managing Director

Address for notices:

c/o Decarbonization Partners I Master SCSp
[***]

with a copy (which shall not constitute notice) to:

c/o BlackRock, Inc.
[***]

and a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP
201 Redwood Shores Parkway
Redwood Shores, CA 94065
Attn: Matt Stewart
Email: matt.stewart@weil.com

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

ELLIPSE HOLDINGS LLC

By:	/s/ Chris Timchak
Name:	Chris Timchak
Title:	Vice President

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

HARMONY PARTNER GROUP LLC

By:	/s/ Anastasios Parafestas
Name:	Anastasios Parafestas
Title:	President of AMANT Corp., Manager

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

NORTH POINT PARTNER LLC

By:	/s/ Anastasios Parafestas
Name:	Anastasios Parafestas
Title:	President of AMANT Corp., Manager

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

SPRITSAIL 2A LLC

By:	/s/ Anastasios Parafestas
Name:	Anastasios Parafestas
Title:	Manager of the Managing Member

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

SPRITSAIL 4A LLC

By:	/s/ Anastasios Parafestas
Name:	Anastasios Parafestas
Title:	Manager of the Managing Member

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

SPRITSAIL 9 LLC

By:	/s/ Anastasios Parafestas
Name:	Anastasios Parafestas
Title:	Manager of the Managing Member

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

SPRITSAIL 10A LLC

By:	/s/ Anastasios Parafestas
Name:	Anastasios Parafestas
Title:	Manager of the Managing Member

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

STAYSAIL 16A LLC

By:	/s/ Anastasios Parafestas
Name:	Anastasios Parafestas
Title:	Manager of the Managing Member

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

SPRITSAIL 4 LLC

By:	/s/ Anastasios Parafestas
Name:	Anastasios Parafestas
Title:	Manager of the Managing Member

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

STAYSAIL 11 LLC

By:	/s/ Anastasios Parafestas
Name:	Anastasios Parafestas
Title:	Manager of the Managing Member

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

STAYSAIL 15 LLC

By:	/s/ Anastasios Parafestas
Name:	Anastasios Parafestas
Title:	Manager of the Managing Member

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

QIA INDUSTRIALS HOLDING LLC

By:	/s/ Khaled Al-Rabban
Name:	Khaled Al-Rabban
Title:	Director

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

TPG RISE BELFRY, L.P.

By: TPG RISE CLIMATE SPV GP, LLC
Its: GENERAL PARTNER

By:	/s/ Martin Davidson
Name:	Martin Davidson
Title:	Chief Accounting Officer

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

Amazon.com NV Investment Holdings LLC (d/b/a
The Climate Pledge Fund)

By:	/s/ Matt Peterson
Name:	Matt Peterson
Title:	Authorized Representative

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

FIDELITY U.S. ALL CAP FUND:
By its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

FIDELITY MT. VERNON STREET TRUST:
FIDELITY SERIES GROWTH COMPANY FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

FIDELITY MT. VERNON STREET TRUST:
FIDELITY GROWTH COMPANY FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

FIDELITY GROWTH COMPANY
COMMINGLED POOL
By: Fidelity Management Trust Company, as Trustee

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

FIDELITY MT. VERNON STREET TRUST:
FIDELITY GROWTH COMPANY K6 FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

FIDELITY CONTRAFUND:
FIDELITY ADVISOR NEW INSIGHTS
FUND - SUB A

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

FIDELITY GLOBAL GROWTH AND VALUE INVESTMENT TRUST - SUB A
By its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

VARIABLE INSURANCE PRODUCTS FUND III: VIP GROWTH OPPORTUNTITES PORTFOLIO

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

VARIABLE INSURANCE PRODUCTS FUND III: VIP BALANCED PORTFOLIO – INFORMATION TECHNOLOGY SUB

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

FIDELITY SECURITIES FUND:
FIDELITY BLUE CHIP GROWTH FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

FIDELITY BLUE CHIP GROWTH COMMINGLED POOL

By: Fidelity Management Trust Company, as Trustee

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

FMR CAPITAL, INC. – FLEX PILOT PORTFOLIO

By: Fidelity Management & Research Company LLC, as investment advisor

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

FIDELITY SECURITIES FUND:
FIDELITY BLUE CHIP GROWTH K6 FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

FIDELITY ADVISOR SERIES I:
FIDELITY ADVISOR BALANCE FUND – INFORMATION TECHNOLOGY SUB

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

FIDELITY ADVISOR SERIES I:
FIDELITY ADVISOR SERIES GROWTH OPPORTUNITIES FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

FIDELITY PURITAN TRUST:
FIDELITY BALANCED K6 FUND – INFORMATION TECHNOLOGY SUB-PORTFOLIO

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

FIDELITY ADVISOR SERIES I:
FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

FIDELITY U.S. GROWTH OPPORTUNITIES INVESTMENT TRUST

by its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

FIDELITY BLUE CHIP GROWTH INSTITUTIONAL TRUST

by its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

FIDELITY NORTHSTAR FUND – SUB D

By its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

FIDELITY SECURITIES FUND:
FIDELITY SERIES BLUE CHIP GROWTH FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

FIAM TARGET DATE BLUE CHIP GROWTH COMMINGLED POOL

By: Fidelity Institutional Asset Management Trust Company as Trustee

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

FIDELITY SELECT PORTFOLIOS:
SELECT TECHNOLOGY PORTFOLIO

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

FIDELITY PURITAN TRUST:
FIDELITY BALANCED FUND – INFORMATION TECHNOLOGY SUB

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

FIDELITY BLUE CHIP GROWTH MULTI-ASSET BASE FUND

BY ITS MANAGER FIDELITY INVESTMENTS CANADA ULC

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

FIDELITY SECURITIES FUND:
FIDELITY SMALL CAP GROWTH K6 FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

FIDELITY SECURITIES FUND:
FIDELITY SMALL CAP GROWTH FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

FIDELITY PURITAN TRUST:
FIDELITY PURITAN FUND – EQUITY SUB B

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

FIDELITY VENTURE CAPITAL FUND LLP
By: Fidelity Diversifying Solutions LLC as Investment Manager

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

FIDELITY CONTRAFUND:
FIDELITY ADVISOR NEW INSIGHTS
FUND - SUB B

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

FIDELITY GLOBAL GROWTH AND VALUE INVESTMENT TRUST - SUB B
By its manager Fidelity Investment Canada ULC

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

FIDELITY INSIGHTS INVESTMENT TRUST
By its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

FIDELITY CONTRAFUND: FIDELITY SERIES OPPORTUNISTIC INSIGHTS FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

VARIABLE INSURANCE PRODUCTS FUND II: VIP CONTRAFUND PORTFOLIO – SUBPORTFOLIO C

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

FIDELITY CONTRAFUND COMMINGLED POOL
By: Fidelity Management Trust Company, as Trustee

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

FIDELITY CONTRAFUND:
FIDELITY CONTRAFUND K6

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

FIDELITY CONTRAFUND:
FIDELITY CONTRAFUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

FIDELITY CONCORD STREET TRUST:
FIDELITY MID-CAP STOCK FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

FIDELITY MID-CAP STOCK COMMINGLED POOL
By: Fidelity Management Trust Company, as Trustee

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

FIDELITY CONCORD STREET TRUST
FIDELITY MID-CAP STOCK K6 FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

FIDELITY MT. VERNON STREET TRUST:
FIDELITY NEW MILLENNIUM FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

INVESTOR

VARIABLE INSURANCE PRODUCTS FUND II:
VIP CONTRAFUND PORTFOLIO – SUBPORTFOLIO A

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

SCHEDULE I

SERIES A INVESTORS

Name and Address

Julian Stiller Irrevocable Trust

[***]

Local VT Holdings LLC

[***]

Christian Stiller Irrevocable Trust

[***]

235 ViaV PB LLC

[***]

Stephen and Emily Magowan, Joint Tenants with Rights of Survivorship

[***]

Joenathan Cedrick Reynolds

[***]

Ellipse Holdings LLC

[***]

North Point Partner LLC

[***]

Staysail 15 LLC

[***]

Staysail 11 LLC

[***]

Blasket Investment Group LLC

[***]

James Chin Revocable Trust

[***]

DesLauriers Family Trust, dated April 13, 2010

[***]

Ronald W. Stotz

[***]

John Schweizer Revocable Trust

[***]

Hirshberg Family Trust

[***]

The Ava Lane Meyer Foundation, Inc.

[***]

The Fund at Hula LP

[***]

The James Marc Leas Trust

[***]

Bradley Amoils

[***]

Adam Grosser

[***]

RB B Aviation LLC

[***]

SharesPost 100 Fund

[***]

Wisteria Holdings LLC

[***]

Rakesh Gangwal

[***]

The Chinkerpoo Family Trust

[***]

GMP EA

[***]

Adam Alpert

[***]

Bella Boyce LLC

[***]

Major Tom Private Capital LLC

[***]

Preston-Werner Ventures Holdings

[***]

SLI Ventures LLC

[***]

La Union S.A.R.L. SPF

[***]

Somerston Group Treasury Limited

[***]

Copycat Holdings Inc.

[***]

RAC Advisors, LLC.

[***]

Felton Asset Management LLC

[***]

Fidelity Mt. Vernon Street Trust: Fidelity Series Growth Company Fund

[***]

Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund

[***]

Fidelity Growth Company Commingled Pool Mag & Co.

[***]

Fidelity Mt. Vernon Street Trust: Fidelity Growth Company K6 Fund

[***]

Variable Insurance Products Fund III: VIP Growth Opportunities Portfolio

[***]

Fidelity Advisor Series I: Fidelity Advisor Growth Opportunities Fund

[***]

Fidelity Advisor Series I: Fidelity Advisor Series Growth Opportunities Fund

[***]

Fidelity Advisor Series Growth Opportunities Fund

[***]

Fidelity U.S. Growth Opportunities Investment Trust State Street Bank & Trust

[***]

Fidelity NorthStar Fund - Sub D

[***]

Fidelity Securities Fund: Fidelity Blue Chip Growth Fund

[***]

Fidelity Blue Chip Growth Commingled Pool

[***]

Fidelity Securities Fund: Fidelity Flex Large Cap Growth Fund

[***]

Fidelity Securities Fund: Fidelity Blue Chip Growth K6 Fund

[***]

Fidelity Blue Chip Growth Institutional Trust

[***]

Fidelity Securities Fund: Fidelity Series Blue Chip Growth Fund

[***]

FIAM Target Date Blue Chip Growth Commingled Pool

[***]

Variable Insurance Products Fund III: VIP Balanced Portfolio – Information Technology Sub

[***]

Fidelity Advisor Series I: Fidelity Advisor Balanced Fund – Information Technology Sub

[***]

Fidelity Puritan Trust: Fidelity Balanced Fund – Information Technology Sub

[***]

Fidelity Select Portfolios: Select Technology Portfolio

[***]

Fidelity Puritan Trust: Fidelity Balanced K6 Fund – Information Technology Sub-portfolio

[***]

Fidelity Puritan Trust: Fidelity Balanced K6 Fund – Information Technology Subportfolio

[***]

Fidelity Securities Fund: Fidelity Small Cap Growth Fund

[***]

Fidelity Securities Fund: Fidelity Small Cap Growth K6 Fund BNY Mellon

[***]

3615 West Gulf Drive Acquisition Co., LLC 3557

[***]

Amazon.com NV Investment Holdings LLC (d/b/a The Climate Pledge Fund)

[***]

SCHEDULE II

SERIES A SISTER STOCK INVESTORS

Name and Address

235 ViavV PB LLC

[***]

Adam Alpert

[***]

AJL Investments LLC

[***]

Alan Schwartz

[***]

Blasket Investment Group LLC

[***]

Christian Stiller Irrevocable Trust

[***]

Dean Kamen, Trustee of the Dean Kamen Revocable Trust

[***]

Ellipse Holdings LLC

[***]

Eric Hirshberg

[***]

G5, LLC

[***]

JHCapital, LLC

[***]

Julian Stiller Irrevocable Trust

[***]

Lintilhac LL

[***]

Local VT Holdings LLC

[***]

Madison Trust Company FBO William Holden M20043703

[***]

Merrill Family Investments F LLC

[***]

Millennium Trust Co. LLC

[***]

MRS Trust

[***]

North Point Partner LLC

[***]

Ptolemy Capital, LLC

[***]

Ronald W. Stotz

[***]

Rosenfield Family Investors Jukka LLC

[***]

SLW Capital, LLC

[***]

Spartacus Prime, LLC

[***]

Spartacus Prime 2, LLC

[***]

Staysail 11 LLC

[***]

SWARMS R&D, LLC

[***]

The Fund at Hula, LP

[***]

The Michael and Karen Stone Family Foundation, Inc.

[***]

UP Ventures I, L.P.

[***]

SCHEDULE III

SERIES B INVESTORS

Fidelity U.S. All Cap Fund

[***]

Fidelity Concord Street Trust: Fidelity Mid-Cap Stock Fund

[***]

Fidelity Mid-Cap Stock Commingled Pool

[***]

Fidelity Concord Street Trust: Fidelity Mid-Cap Stock K6 Fund

[***]

Fidelity Mt. Vernon Street Trust: Fidelity New Millennium Fund

[***]

Fidelity Mt. Vernon Street Trust: Fidelity Series Growth Company Fund

[***]

Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund

[***]

Fidelity Growth Company Commingled Pool By: Fidelity Management Trust Company, as Trustee

[***]

Fidelity Mt. Vernon Street Trust: Fidelity Growth Company K6 Fund

[***]

Fidelity Contrafund: Fidelity Contrafund

[***]

Fidelity Contrafund Commingled Pool By: Fidelity Management Trust Company, as Trustee

[***]

Fidelity Contrafund: Fidelity Contrafund K6

[***]

Fidelity Contrafund: Fidelity Advisor New Insights Fund – Sub A

[***]

Fidelity Insights Investment Trust By its manager Fidelity Investments Canada ULC

[***]

Fidelity Contrafund: Fidelity Series Opportunistic Insights Fund

[***]

Variable Insurance Products Fund II: VIP Contrafund Portfolio – Subportfolio A

[***]

Fidelity Global Growth and Value Investment Trust – Sub A By its manager Fidelity [***]

Fidelity Contrafund: Fidelity Advisor New Insights Fund – Sub B

[***]

Fidelity Securities Fund: Fidelity Small Cap Growth Fund

[***]

Fidelity Securities Fund: Fidelity Small Cap Growth K6 Fund

[***]

TPG Rise Belfry, L.P.

[***]

North Point Partner LLC

[***]

Spritsail 4 LLC

[***]

Ellipse Holdings LLC

[***]

Wheelhouse Venture Capital, LLC

[***]

RB B Aviation LLC

[***]

NLV Financial Corporation

[***]

The Private Shares Fund

[***]

Bella Boyce LLC

[***]

Gaingels Beta LLC

[***]

GAINGELS 10X CAPITAL DIVERSITY FUND I, LP

[***]

Preston-Werner Ventures Holdings LLC

[***]

Madison Trust Company, Custodian FBO Brian Klinka M21058379

[***]

Thomas Dudley

[***]

SWARMS R&D, LLC

[***]

3615 West Gulf Drive Acquisition Co., LLC

[***]

Ronald W. Stotz

[***]

Beth Schiller

[***]

Jane Watson Stetson Revocable Trust

[***]

Somerston Group Treasury Limited (SGT)

[***]

Copycat Holdings Inc.

[***]

Tobey Clark

[***]

SCHEDULE IV

SERIES C INVESTORS

QIA Industrials Holding LLC

[***]

TPG Rise Belfry, L.P.

[***]

Ellipse Holdings LLC

[***]

North Point Partner LLC

[***]

Harmony Partner Group LLC

[***]

Spiritsail 4A LLC

[***]

Spiritsail 9 LLC

[***]

Fidelity Concord Street Trust: Fidelity Mid-Cap Stock K6 Fund

[***]

Fidelity Mid-Cap Stock Commingled Pool

[***]

Fidelity Mt. Vernon Street Trust: Fidelity New Millennium Fund

[***]

Fidelity Securities Fund: Fidelity Small Cap Growth K6 Fund

[***]

Variable Insurance Products Fund III: VIP Growth Opportunities Portfolio

[***]

Fidelity Advisor Series I: Fidelity Advisor Growth Opportunities Fund

[***]

Fidelity Advisor Series I: Fidelity Advisor Series Growth Opportunities Fund

[***]

Fidelity U.S. Growth Opportunities Investment Trust

by its manager Fidelity Investments Canada ULC

State Street Bank & Trust

[***]

Fidelity NorthStar Fund - Sub D

[***]

Fidelity Mt. Vernon Street Trust: Fidelity Series Growth Company Fund

[***]

Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund

[***]

Fidelity Growth Company Commingled Pool

[***]

Fidelity Mt. Vernon Street Trust: Fidelity Growth Company K6 Fund

[***]

Fidelity Contrafund: Fidelity Contrafund

[***]

Fidelity Contrafund Commingled Pool

[***]

Fidelity Contrafund: Fidelity Contrafund K6

[***]

Fidelity Global Growth and Value Investment Trust - Sub A

[***]

Fidelity Insights Investment Trust

[***]

Fidelity Contrafund: Fidelity Series Opportunistic Insights Fund

[***]

Variable Insurance Products Fund II: VIP Contrafund Portfolio – Subportfolio A

[***]

Fidelity Securities Fund: Fidelity Blue Chip Growth Fund

[***]

Fidelity Blue Chip Growth Commingled Pool

[***]

Fidelity Blue Chip Growth Multi-Asset Base Fund

[***]

Fidelity Securities Fund: Fidelity Blue Chip Growth K6 Fund

[***]

Fidelity Blue Chip Growth Institutional Trust

[***]

Fidelity Securities Fund: Fidelity Series Blue Chip Growth Fund

[***]

FIAM Target Date Blue Chip Growth Commingled Pool

[***]

United Therapeutics Corporation

[***]

DFTJV, LLC

[***]

TGI Holdings LLC

[***]

Canyon Echo Capital, LLC

[***]

Bella Boyce LLC

[***]

GAM LSA Private Shares (Cayman) Master Fund

[***]

Somerston Innovation Limited.

[***]

Mendocino, LLC

[***]

Graham C Goldsmith

[***]

Gaingels Beta 2024 LLC

[***]

Gaingels 10X Capital Diversity Fund I, LP

[***]

Andrea G. Bergstein Revocable Trust – Dated February 15, 2001, as amended and restated on January 27, 2006, as amended and restated on August 18, 2017, and on August 2, 2024

[***]

Randolph Street Ventures, L.P – 2024-138

[***]

RJH Investment Partners, L.P.

[***]

Hurst Family Foundation

[***]

Adair Ventures, LLC

[***]

BKE 2012 Trust

[***]

Amazon.com NV Investment Holdings LLC (d/b/a The Climate Pledge Fund)

[***]

John S. Slattery

[***]

Standish Spring Investments Series A

[***]

Aline Kokis Slattery

[***]

Leslie J. Halperin Trust Exempt Fund dated 11/1/2007

[***]

Cai von Rumohr Revocable Trust

[***]

Gary’s Exempt Trust

[***]

The Ava Lane Meyer Foundation, Inc.

[***]

3615 West Gulf Drive Acquisition Co., LLC

[***]

Staysail 16A LLC

[***]

Spiritsail 2A LLC

[***]

Spiritsail 10A LLC

[***]

Beth Schiller

[***]

Devon Rothman

[***]

Julian Stiller Irrevocable Trust

[***]

Phillip Camp

[***]

GAM Alternatives UCI Part II SICV – GAM LSA Private Shares (Lux)

[***]

Amended and Restated Revocable Trust of Page McConnell

[***]

Fidelity Venture Capital Fund I LP

[***]

Herman Cueto

[***]

Mark Hunter

[***]

John Tobey Clark

[***]

SCHEDULE V

SERIES C-1 INVESTORS

General Electric Company, operating as GE Aerospace

[***]

TPG Rise Belfry, L.P.

[***]

Fidelity Concord Street Trust: Fidelity Mid-Cap Stock Fund

[***]

Fidelity Mid-Cap Stock Commingled Pool

[***]

Fidelity Concord Street Trust: Fidelity Mid-Cap Stock K6 Fund

[***]

Fidelity Mt. Vernon Street Trust: Fidelity New Millennium Fund

[***]

Fidelity Contrafund: Fidelity Contrafund

[***]

Fidelity Contrafund Commingled Pool

[***]

Fidelity Contrafund: Fidelity Contrafund K6

[***]

Fidelity Insights Investment Trust

[***]

Fidelity Contrafund: Fidelity Series Opportunistic Insights Fund

[***]

Fidelity Contrafund: Fidelity Advisor New Insights Fund – Sub B

[***]

Fidelity Securities Fund: Fidelity Small Cap Growth Fund

[***]

Fidelity Securities Fund: Fidelity Small Cap Growth K6 Fund

[***]

Fidelity Venture Capital Fund I LP

[***]

Fidelity Puritan Trust: Fidelity Puritan Fund - Equity Sub B

[***]

Fidelity Global Growth and Value Investment Trust - Sub B

[***]

Variable Insurance Products Fund II: VIP Contrafund Portfolio - Subportfolio C

[***]

Decarbonization Partners I Master SCSp

[***]

SCHEDULE VI

CLARK INVESTORS

Kyle B. Clark [***]

Kyle B. Clark Irrevocable Trust – 2020 [***]

Katie S. Clark [***]

Katie S. Clark Irrevocable Trust – 2025 [***]

SCHEDULE VII

ELIGIBLE INVESTORS

1.	Local VT Holdings LLC

2.	Christian Stiller Irrevocable Trust

3.	235 ViaV PB LLC

4.	Ellipse Holdings, LLC

5.	North Point Partner LLC

6.	Staysail 15 LLC

7.	Staysail 11 LLC

8.	Spritsail 4 LLC

9.	The Fidelity Investors

10.	RB B Aviation LLC

11.	Wisteria Holdings LLC

12.	Rakesh Gangwal

13.	The Chinkerpoo Family Trust

14.	Bella Boyce LLC

15.	GMP – EA

16.	Major Tom Private Capital LLC

17.	Preston-Werner Ventures Holdings LLC

18.	SLI Ventures LLC

19.	Amazon.com NV Investment Holdings LLC (d/b/a The Climate Pledge Fund)

20.	The TPG Investors

21.	The QIA Investors

22.	Harmony Partner Group LLC

23.	Spiritsail 4A LLC

24.	Spiritsail 9 LLC

25.	The GE Investors